UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

        BlackRock Emerging Markets Equity Strategies Fund

        iShares Short-Term TIPS Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock Emerging Markets Equity Strategies Fund
•	iShares Short-Term TIPS Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s positions in Greek bank stocks were the largest contributors to the Fund’s relative performance, as the sector rebounded early in the period following a severe selloff in the fourth quarter of 2018. Individual holdings in the sector included National Bank of Greece SA and Alpha Bank AE, and they benefited as well from proposed government plans to help reduce exposure to bad loans and rebuild bank balance sheets.

Elsewhere, Russian energy company Gazprom PJSC was also among top contributors, as its stock climbed to its highest level in more than a decade after it more than doubled its dividend in May 2019. Finally, information technology (“IT”) stocks in Taiwan and South Korea did particularly well, supported by an improving demand outlook. Notable names in the sector included electronic components makers LARGAN Precision, Yageo Corp., and Merry Electronics Co. in Taiwan and Samsung Electronics Co. Ltd. in South Korea.

By contrast, the Fund’s most notable detractor from performance was stock selection in China. The Fund’s position in internet search company Baidu, Inc. had the largest negative impact on performance of any individual stock, as the company lagged its Chinese internet peers following reports of online advertising revenue that was weaker than expected and downbeat guidance in the first half of 2019.

The Fund’s lack of positions in large benchmark names Alibaba Group Holding Ltd. and Taiwan Semiconductor Manufacturing Co. also weighed on Fund returns. Finally, an out-of-benchmark position in Israeli telecommunications (“telecom”) company Bezeq Israeli Telecommunication Corp. Ltd. detracted from performance, as anticipated industry reforms never materialized.

As part of its investment strategy, the Fund uses derivatives to achieve exposure to a market or to manage market and/or equity risks. As of the end of the period, the Fund had approximately 45% of assets invested in contracts for difference for its synthetic long and synthetic short positions. The Fund’s elevated cash position was primarily due to collateral posted against these derivatives, which are material to the performance of the strategy. The Fund’s cash balance had no material impact to Fund performance.

Describe recent portfolio activity.

The Fund’s most notable activity during the period was to close its short positions in Qatar and the Philippines. The Philippines have seen improved macroeconomic conditions recently, as rate cuts by the Philippine central bank should be supportive of economic growth. The Fund also added to its exposure to China during the period, rotating away from momentum-based positions such as online travel website Trip.com Group Ltd. and sporting goods company Li Ning Co. toward more defensive telecoms China Mobile Ltd. and China Unicom Ltd.

Conversely, the Fund brought its position in India to a net short based on macroeconomic concerns. The Fund also trimmed its exposure to Poland, notably exiting its position in Alior Bank SA, and reduced its exposure to Greek banks following strong performance.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in communication services stocks and underweight in financials. From a geographical standpoint, the Fund was overweight in Mexico and Argentina and held out-of-benchmark positions in Israel. The Fund’s most significant underweight positions were in India, China and Saudi Arabia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Emerging Markets Equity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.

(d)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 26 emerging market country indexes.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.41%	23.15%	N/A	19.48%	N/A
Investor A	2.34	22.86	16.41%	19.14	17.48%
Investor C	1.90	21.87	20.87	18.26	18.26
Class K	2.44	23.08	N/A	19.51	N/A
MSCI Emerging Markets Index	7.09	18.42	N/A	14.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on February 29, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,024.10	$6.63	$1,000.00	$1,018.65	$6.61	1.30%
Investor A	1,000.00	1,023.40	7.91	1,000.00	1,017.39	7.88	1.55
Investor C	1,000.00	1,019.00	11.70	1,000.00	1,013.61	11.67	2.30
Class K	1,000.00	1,024.40	6.38	1,000.00	1,018.90	6.36	1.25

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information

GEOGRAPHICAL ALLOCATION

	Percent of Total Investments (a)
Country/Geographic Region	Long	Short	Total
China	24%	5%	29%
Brazil	8	3	11
South Korea	7	—	7
Taiwan	7	—	7
Mexico	6	—	6
Russia	5	1	6
South Africa	4	—	4
Argentina	3	1	4
Macau	3	—	3
Indonesia	2	—	2
Israel	2	—	2
Poland	2	—	2
Turkey	2	1	3
United Arab Emirates	2	—	2
Colombia	1	—	1
Greece	1	—	1
Hong Kong	1	—	1
Malaysia	1	1	2
Thailand	1	—	1
United Kingdom	1	—	1
Australia	—	2	2
India	—	1	1
Saudi Arabia	—	1	1
United States	—	1	1

	83%	17%	100%

(a)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

INDUSTRY

	Percentage of Total investments (a)
Industry	Long	Short	Total
Wireless Telecommunication Services	12%	1%	13%
Oil, Gas & Consumable Fuels	7	—	7
Banks	6	5	11
Airlines	4	—	4
Electronic Equipment, Instruments & Components	5	—	5
Food Products	5	—	5
Technology Hardware, Storage & Peripherals	5	—	5
Electric Utilities	4	—	4
Automobiles	3	—	3
Hotels, Restaurants & Leisure	3	—	3
Interactive Media & Services	3	—	3
Internet & Direct Marketing Retail	2	4	6
Paper & Forest Products	3	—	3
Chemicals	3	—	3
Construction Materials	2	—	2
Insurance	2	1	3
Metals & Mining	2	2	4
Real Estate Management & Development	2	—	2
Semiconductors & Semiconductor Equipment	2	—	2
Entertainment	2	—	2
Energy Equipment & Services	1	—	1
Gas Utilities	1	—	1
Health Care Providers & Services	1	—	1
Independent Power and Renewable Electricity	1	—	1
Media	1	—	1
Multiline Retail	1	—	1
Software	1	—	1
Capital Markets	—	1	1
Health Care Equipment & Supplies	—	1	1
Textiles, Apparel & Luxury Goods	—	1	1

	84%	16%	100%

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 4.66%, Investor A Shares returned 4.39%, and Class K Shares returned 4.72%. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected (TIPS) 0-5 Years Index (Series-L) (the “Underlying Index”) returned 4.85%.

What factors influenced performance?

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the 12-month period, the Bloomberg Barclays U.S. TIPS Index posted a return of 8.43% compared to the Fund’s benchmark, which returned 4.85%, with gains supported by declining nominal Treasury yields.

TIPS performance was strong for the first half of 2019 despite weak inflation, with positive returns driven by declining U.S. Treasury yields. Risk-off sentiment dominated the first quarter of 2019. Weak data in Europe and dovishness from central banks globally led investors to extend maturities, resulting in the nominal yield curve inverting between three months and 10 years for the first time since 2007. February’s non-farm payrolls number came in well below expectations, with weakness mainly driven by weather-affected sectors. February inflation data came in slightly weaker than expected, with core consumer price index (“CPI”) inflation printing at 2.1% year-on-year versus 2.2% expected, while headline CPI (which includes volatile food and energy prices) rose 1.5% versus 1.6% expected. Although headline CPI was supported by a rise in energy and food prices, core goods moved into deflationary territory, pressured lower as medical care goods and services fell.

The second quarter of 2019 opened with headline CPI reaching a five-month high. However, the upward trend was reversed and headline CPI fell to 1.8% year-on-year in May. Core CPI was range-bound over the quarter. The March core CPI print in early April was soft as clothing prices fell sharply by 1.9%, the worst month-on-month apparel prices decline since 1949. The decline reflected a normalization following recent strength and the effect of a methodology change introduced by the Bureau of Labor Statistics. Core CPI fell to 2% year-on-year in May. Used vehicles prices led the decline while shelter prices moderated after three months of strengthening. Core goods declined by 0.11% over May, faring better than the 0.34% decline in April.

U.S. inflation data continued to firm over the third quarter of 2019, with core inflation surprising to the upside and moving to a one-year high annual rate of 2.4%. The inflation prints reaffirmed the pass-through effects of tariffs from the U.S.-China trade war escalation. Used car prices rose for a third consecutive month, exhibiting seasonal effects, alongside strength in medical care services underscoring rising health insurance prices. These factors, in combination with broad-based strength across most components, helped offset weakness found in shelter inflation, which is a principal component of CPI. Headline CPI rose modestly higher to an annual rate of 1.7%, with strength across most components pared by weakness in energy prices.

The fourth quarter of 2019 saw a more risk-on market tone and greatly reduced volatility on positive headlines from trade talks and reduced uncertainty around Brexit. The U.S.-China “Phase 1” trade deal struck at the end of the quarter provided relief to previously imposed tariffs on $120 billion worth of Chinese products in exchange for China’s promises to increase purchases of U.S. agricultural products and provide easier business access for U.S. companies. U.S. Treasury yields rose over the quarter, limiting fixed-income returns including those for TIPS. In October, the Fed cut its benchmark overnight lending rate to 1.75% as expected, but left interest rates unchanged and signaled it would remain on hold through 2020 at the December meeting. The decision came after employment and wage growth data pointed toward a stronger-than-expected economy. Headline CPI trended higher from 1.8% year over year in October to 2.1% for November, while core CPI stayed range-bound at around 2.3%.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

At period end, the Fund held a slightly elevated cash balance to be used for pending transactions and month-end rebalancing of the portfolio. The Fund’s cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2019 (continued)	iShares Short-Term TIPS Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(d)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year	Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	1.32%	4.66%	2.20%
Investor A	1.19	4.39	1.93
Class K	1.45	4.72	2.24
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	1.47	4.85	2.29

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.20	$0.56	$1,000.00	$1,024.65	$0.56	0.11%
Investor A	1,000.00	1,011.90	1.83	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	1,014.50	0.30	1,000.00	1,024.90	0.31	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 10 for further information on how expenses were calculated.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments (a)
0-1 Year	15%
1-2 Years	19
2-3 Years	19
3-4 Years	20
4-5 Years	26
6-7 Years	1

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments (a)
U.S. Treasury Inflation Protected Security, 0.63% 1/15/24	10%
U.S. Treasury Inflation Protected Security, 0.13% 1/15/22	9
U.S. Treasury Inflation Protected Security, 0.13% 1/15/23	8
U.S. Treasury Inflation Protected Security, 0.13% 7/15/24	8
U.S. Treasury Inflation Indexed Bonds, 0.13% 4/15/20	7

FUND SUMMARY	9

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 90.6%

Argentina — 4.2%
Grupo Financiero Galicia SA — ADR	18,754	$304,377
Ternium SA, ADR	21,142	465,124
YPF SA, ADR	48,836	565,521

		1,335,022

Brazil — 6.4%
Gol Linhas Aereas Inteligentes SA, ADR	35,606	643,400
Light SA	82,958	489,990
Petroleo Brasileiro SA — ADR	22,455	357,933
Suzano SA	57,179	564,015

		2,055,338

China — 25.6%
Aisino Corp., Class A	184,799	615,851
Baidu, Inc. — ADR(a)	4,942	624,669
Bank of China Ltd., Class H	1,819,000	777,583
China Eastern Airlines Corp. Ltd., Class H(a)	1,144,000	633,840
China Life Insurance Co. Ltd., Class H	61,000	169,481
China Mobile Ltd.	155,000	1,309,728
China Petroleum & Chemical Corp., Class H	1,050,000	632,237
China Resources Power Holdings Co. Ltd.	316,000	443,694
Industrial & Commercial Bank of China Ltd., Class H	1,381,000	1,065,481
Kunlun Energy Co. Ltd.	502,000	443,487
PetroChina Co. Ltd., ADR	3,758	189,140
PetroChina Co. Ltd., Class H	266,000	133,903
Trip.com Group Ltd., ADR	22,072	740,295
Zhejiang Huace Film & TV Co. Ltd., Class A	374,360	398,743

		8,178,132

Colombia — 1.8%
Ecopetrol SA, — ADR	28,248	563,830

Greece — 1.2%
Alpha Bank AE(a)	182,156	393,490

Indonesia — 3.2%
Astra International Tbk PT	2,020,000	1,006,147

Israel — 1.3%
Israel Chemicals Ltd.	88,570	418,273

Macau — 3.0%
SJM Holdings Ltd.	316,000	359,817
Wynn Macau Ltd.	252,400	621,945

		981,762

Malaysia — 0.8%
Sapura Energy Bhd	3,984,200	264,065

Mexico — 6.6%
America Movil SAB de CV, Class L — ADR	31,547	504,752
Cemex SAB de CV — ADR	151,984	574,500
Grupo Televisa SAB — ADR	28,414	333,296
Wal-Mart de Mexico SAB de CV	248,605	711,990

		2,124,538

Poland — 1.7%
KGHM Polska Miedz SA(a)	21,097	532,172

Russia — 6.8%
Magnit PJSC	7,336	405,419
VEON Ltd., ADR	396,869	1,004,079
Yandex NV, Class A(a)	17,678	768,816

		2,178,314

South Africa — 5.2%
Mediclinic International PLC	77,496	426,986
Sappi Ltd.	228,957	713,043
Woolworths Holdings Ltd.	154,177	535,759

		1,675,788

Security	Shares	Value

South Korea — 7.4%
Samsung Electronics Co. Ltd.	36,422	$1,755,061
Samsung SDI Co. Ltd.(a)	3,045	620,307

		2,375,368

Taiwan — 7.4%
Asustek Computer, Inc.	76,000	586,557
Hon Hai Precision Industry Co. Ltd.	277,000	840,283
Silicon Motion Technology Corp. — ADR	7,531	381,897
United Microelectronics Corp.	1,014,000	555,621

		2,364,358

Thailand — 1.9%
PTT Global Chemical PCL — NVDR	313,800	596,247

Turkey — 1.7%
Turk Hava Yollari AO	217,541	528,445

United Arab Emirates — 3.1%
Emaar Properties PJSC	916,478	1,004,102

United Kingdom — 1.3%
Airtel Africa PLC(b)	389,617	416,228

Total Common Stocks — 90.6% (Cost — $27,339,846)		28,991,619

Preferred Stock

Brazil — 3.0%
Cia Brasileira de Distribuicao, Preference Shares, 0.00%	44,472	968,994

Total Preferred Stocks — 3.0% (Cost — $969,321)		968,994

Total Long-Term Investments — 93.6% (Cost — $28,309,167)		29,960,613

Short-Term Securities — 8.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(c)(d)	2,686,904	2,686,904

Total Short-Term Securities — 8.4% (Cost — $2,686,904)		2,686,904

Total Investments — 102.0% (Cost — $30,996,071)		32,647,517

Liabilities in Excess of Other Assets — (2.0)%		(655,164)

Net Assets — 100.0%		$31,992,353

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	471,061	2,215,843	(b)	—	2,686,904	$2,686,904	$34,215	$2	$—
iShares MSCI Chile ETF(c)	—	16,739		(16,739)	—	—	—	45,994	—
iShares MSCI South Korea ETF(c)	5,061	—		(5,061)	—	—	—	(27,664)	78,207

						$2,686,904	$34,215	$18,332	$78,207

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
FTSE China A50 Index	57	01/23/20	$821	$(15,634)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,305,600	USD	1,723,150	State Street Bank and Trust Co.	$01/10/20	$6,600
USD	1,722,060	GBP	1,305,600	Deutsche Bank AG	01/10/20	(7,690)
USD	563,102	ZAR	8,510,368	Bank of America N.A.	02/07/20	(41,710)

						(49,400)

						$(42,800)

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Credit Suisse International	2/8/2023	$1,997,036	$52,435	(b)	$2,066,625	20.5%
	Goldman Sachs. & Co.	2/27/2023	182,564	9,766	(c)	191,915	2.2
	HSBC Bank PLC	2/10/2023 - 2/13/2023	(1,645,171)	(39,536	)(d)	(1,688,556)	21.2
	UBS AG	10/1/2024	(343,578)	(12,688	)(e)	(356,140)	1.1

			$190,851	$9,977		$213,844

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-350 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

HKD — 1 Month Hong Kong Interbank Offer rate
USD — Overnight Bank Funding Rate
USD — Overnight Fed Funds Effective Rate
USD — 1 Month US Dollar LIBOR

(b)	Amount includes $(17,154) of net dividends and financing fees.
(c)	Amount includes $415 of net dividends and financing fees.
(d)	Amount includes $3,849 of net dividends and financing fees.
(e)	Amount includes $(126) of net dividends and financing fees.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of December 31, 2019 termination dates 2/8/2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Argentina
Ternium SA Sponsored — ADR	1,952	$42,944	2.1%

Brazil
Petroleo Brasileiro SA — ADR	420	6,695	0.3

China
China Life Insurance Co. Ltd., Class H	217,000	603,620	29.2
China Unicom Hong Kong Ltd.	1,454,000	1,364,433	66.0
Geely Automobile Holdings Ltd.	223,000	434,665	21.1

		2,402,718

Hong Kong
CK Hutchison Holdings Ltd.	87,000	829,587	40.1

Macau
SJM Holdings Ltd.	158,000	179,909	8.7

Mexico
Cemex SAB de CV — ADR	61,999	234,356	11.3

South Korea
Korea Electric Power Corp.	30,656	735,517	35.6

Total Reference Entity — Long		4,431,726

Reference Entity — Short

Brazil
Magazine Luiza SA	(29,950)	(355,138)	(17.2)
Pagseguro Digital Ltd. Class A	(4,019)	(137,289)	(6.6)

		(492,427)

China
Shenzhou International Group Holdings Ltd.	(45,900)	(670,831)	(32.5)

Russia
MMC Norilsk Nickel PJSC — ADR	(20,624)	(630,708)	(30.5)

United States
EPAM System, Inc.	(2,692)	(571,135)	(27.6)

Total Reference Entity — Short		(2,365,101)

Net Value of Reference Entity — Credit Suisse International		$2,066,625

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of December 31, 2019 termination dates 2/27/2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Greece
Alpha Bank AE	17,627	$38,077	19.8%

South Korea
Kumho Petrochemical Co. Ltd.	1,714	114,627	59.7

	Shares	Value	% of Basket Value

Taiwan
Silicon Motion Technology Corp. — ADR	2,863	$145,183	75.7%

Turkey
Turk Hava Yollari AO	66,247	160,925	83.9

Total Reference Entity — Long		458,812

Reference Entity — Short

Saudi Arabia
Riyad Bank	(41,701)	(266,897)	(139.1)

Total Reference Entity — Short		(266,897)

Net Value of Reference Entity — Goldman Sachs & Co.		$191,915

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of December 31, 2019 termination dates 2/10/2023 — 2/13/2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Petroleo Brasileiro SA — ADR	40,742	$649,428	(38.5)%

China
Bank of China Ltd., Class H	400,000	170,991	(10.1)

Israel
Bezeq Israeli Telecommunication Corp. Ltd.	775,901	624,881	(37.0)

Malaysia
Sapura Energy Bhd.	233,600	15,483	(0.9)

Mexico
Coca Cola FAMSA SAB SP — ADR	4,965	300,978	(17.8)

Poland
PGE Polska Grupa Energetyczna SA	148,725	311,649	(18.5)

South Korea
Samsung SDI Co. Ltd.	346	70,485	(4.2)

Taiwan
United Microelectronics Corp.	27,000	14,794	(0.9)
Yageo Corp.	34,000	495,346	(29.3)

		510,140

Total Reference Entity — Long		$2,654,035

Reference Entity — Short

Argentina
Mercadolibre, Inc.	(584)	(334,013)	19.8

Australia
Fortescue Metals Group Ltd.	(98,151)	(739,897)	43.8

Brazil
StoneCo. Ltd., Class A	(19,118)	(762,617)	45.2

China
AIA Group Ltd.	(56,000)	(589,006)	34.9
Pinduoduo, Inc. — ADR	(21,083)	(797,359)	47.2

		(1,386,365)

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

	Shares	Value	% of Basket Value

India
ICICI Bank Ltd. — ADR	(28,725)	$(433,460)	25.7%

Malaysia
IHH Healthcare Bhd	(28,000)	(37,488)	2.2

Turkey
Turkiye Garanti Bankasi AS	(346,403)	(648,751)	38.4

Total Reference Entity — Short		(4,342,591)

Net Value of Reference Entity — HSBC Bank PLC		$(1,688,556)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of December 31, 2019 termination dates 10/1/2024:

Shares		Value	% of Basket Value

Reference Entity — Short

Malaysia
IHH Healthcare Bhd	(266,000)	$(356,140)	100.0%

Total Reference Entity — Short		(356,140)

Net Value of Reference Entity — UBS AG		$(356,140)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$62,201	$(52,224)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange	$—	$—	$—	$6,600	$—	$—	$6,600
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	62,201	—	—	—	62,201

	$—	$—	$62,201	$6,600	$—	$—	$68,801

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$15,634	$—	$—	$—	$15,634
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange	—	—	—	49,400	—	—	49,400
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	52,224	—	—	—	52,224

	$—	$—	$67,858	$49,400	$—	$—	$117,258

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(42,862)	$—	$—	$—	$(42,862)
Forward foreign currency exchange contracts	—	—	—	34,693	—	—	34,693
Swap	—	—	(345,017)	—	—	—	(345,017)

	$—	$—	$(387,879)	$34,693	$—	$—	$(353,186)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(15,634)	$—	$—	$—	$(15,634)
Forward foreign currency exchange contracts	—	—	—	(42,800)	—	—	(42,800)
Swap	—	—	105,752	—	—	—	105,752

	$—	$—	$90,118	$(42,800)	$—	$—	$47,318

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracrts — long	$280,673
Average notional value of contracrts — short	$395,603
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,178,901
Average amounts sold — in USD	$880,873
Total return swaps:
Average notional value	$(4,906)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$—	$530
Forward foreign currency exchange contracts	6,600	49,400
Swaps — OTC(a)	62,201	52,224

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$68,801	$102,154
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(530)

Total derivative assets and liabilities subject to an MNA	$68,801	$101,624

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
State Street Bank and Trust Co.	$6,600	$—	$—	$—	$6,600
Credit Suisse International	52,435	—	—	—	52,435
Goldman Sachs. & Co.	9,766	—	—	—	9,766

	$68,801	$—	$—	$—	$68,801

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$41,710	$—	$—	$—	$41,710
Deutsche Bank AG	7,690	—	—	—	7,690
HSBC Bank PLC	39,536	—	—	—	39,536
UBS AG	12,688	—	—	—	12,688

	$101,624	$—	$—	$—	$101,624

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Equity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation ofinvestments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$1,335,022	$—	$—	$1,335,022
Brazil	2,055,338	—	—	2,055,338
China	1,554,104	6,624,028	—	8,178,132
Colombia	563,830	—	—	563,830
Greece	—	393,490	—	393,490
Indonesia	—	1,006,147	—	1,006,147
Israel	—	418,273	—	418,273
Macau	—	981,762	—	981,762
Malaysia	—	264,065	—	264,065
Mexico	2,124,538	—	—	2,124,538
Poland	—	532,172	—	532,172
Russia	1,772,895	405,419	—	2,178,314
South Africa	426,986	1,248,802	—	1,675,788
South Korea	—	2,375,368	—	2,375,368
Taiwan	381,897	1,982,461	—	2,364,358
Thailand	—	596,247	—	596,247
Turkey	—	528,445	—	528,445
United Arab Emirates	—	1,004,102	—	1,004,102
United Kingdom	—	416,228	—	416,228
Preferred Stock	968,994	—	—	968,994
Short-Term Securities	2,686,904	—	—	2,686,904

	$13,870,508	$18,777,009	$—	$32,647,517

Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$6,600	$—	$6,600
Equity contracts	—	62,201	—	62,201
Liabilities:
Equity contracts	(15,634)	(52,224)	—	(67,858)
Forward foreign currency contracts	—	(49,400)	—	(49,400)

	$(15,634)	$(32,823)	$—	$(48,457)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 95.8%
U.S. Treasury Inflation Protected Security:
0.13%, 10/15/24	$190	$190,666
1.38%, 01/15/20	307	307,037
0.13%, 04/15/20	1,185	1,183,311
1.25%, 07/15/20	1,041	1,051,430
1.13%, 01/15/21	1,039	1,049,120
0.13%, 04/15/21	1,184	1,181,858
0.63%, 07/15/21	988	998,748
0.13%, 01/15/22	1,503	1,501,876
0.13%, 04/15/22	785	783,912
0.13%, 07/15/22	901	904,622
0.13%, 01/15/23	1,386	1,385,695
0.63%, 04/15/23	1,079	1,095,746
0.38%, 07/15/23	926	938,366
0.63%, 01/15/24	1,712	1,747,963
0.50%, 04/15/24	1,087	1,104,258
0.13%, 07/15/24	1,279	1,286,510
0.63%, 01/15/26	108	111,624

Total Long-Term Investments — 95.8% (Cost — $16,713,344)		16,822,742

Security	Shares	Value

Short-Term Securities — 5.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(a)(b)	918,350	$918,350

Total Short-Term Securities — 5.2% (Cost — $918,350)		918,350

Total Investments — 101.0% (Cost — $17,631,694)		17,741,092

Liabilities in Excess of Other Assets — (1.0)%		(171,493)

Net Assets — 100.0%		$17,569,599

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	51,079	867,271	918,350	$918,350	$3,220	(b)	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Treasury Obligations	$—	$16,822,742	$—	$16,822,742
Short-Term Securities	918,350	—	—	918,350

	$918,350	$16,822,742	$—	$17,741,092

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Statements of Assets and Liabilities

December 31, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

ASSETS
Investments at value — unaffiliated(a)	$29,960,613	$16,822,742
Investments at value — affiliated(b)	2,686,904	918,350
Cash pledged for futures contracts	51,000	—
Foreign currency at value(c)	258,605	—
Receivables:
Investments sold	230,202	347,586
Securities lending income — affiliated	—	544
Swaps	94,752	—
Capital shares sold	1,625,193	379,257
Dividends — unaffiliated	24,515	—
Interest — unaffiliated	1,683	29,833
From the Manager	3,475	18,167
Unrealized appreciation on:
Forward foreign currency exchange contracts	6,600	—
OTC swaps	62,201	—
Prepaid expenses	60,457	41,619

Total assets	35,066,200	18,558,098

LIABILITIES
Payables:
Investments purchased	2,501,844	931,335
Swaps	248,518	—
Administration fees	566	—
Board realignment and consolidation	1,093	—
Capital shares redeemed	62,931	8,945
Income dividend distributions	—	3,928
Trustees’ and Officer’s fees	2,155	—
Other accrued expenses	153,541	44,144
Service and distribution fees	1,045	147
Variation margin on futures contracts	530	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	49,400	—
OTC swaps	52,224	—

Total liabilities	3,073,847	988,499

NET ASSETS	$31,992,353	$17,569,599

NET ASSETS CONSIST OF
Paid-in capital	$30,916,098	$17,554,986
Accumulated earnings	1,076,255	14,613

NET ASSETS	$31,992,353	$17,569,599

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

Institutional
Net assets	$18,706,193	$721,488

Shares outstanding(d)	1,613,950	72,260

Net asset value	$11.59	$9.98

Investor A
Net assets	$4,492,405	$736,538

Shares outstanding(d)	389,737	73,851

Net asset value	$11.53	$9.97

Investor C
Net assets	$143,308	$—

Shares outstanding(d)	12,383	—

Net asset value	$11.57	$—

Class K
Net assets	$8,650,447	$16,111,573

Shares outstanding(d)	746,845	1,614,809

Net asset value	$11.58	$9.98

(a) Investments at cost — unaffiliated	$28,309,167	$16,713,344

(b) Investments at cost — affiliated	$2,686,904	$918,350

(c) Foreign currency at cost	$258,617	$—

(d) Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations

Year Ended December 31, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

INVESTMENT INCOME
Dividends — affiliated	$34,215	$2,609
Dividends — unaffiliated	599,471	—
Interest — unaffiliated	—	199,514 (a)
Securities lending income — affiliated — net	—	611
Foreign taxes withheld	(59,631)	—

Total investment income	574,055	202,734

EXPENSES
Investment advisory	221,069	816
Professional	138,368	76,387
Registration	63,307	50,048
Custodian	61,309	638
Accounting services	54,901	9,240
Printing	21,362	24,106
Service and distribution — class specific	11,264	1,566
Transfer agent — class specific	11,091	6,685
Trustees and Officer	10,975	10,792
Administration	9,395	—
Administration — class specific	4,421	—
Miscellaneous	18,522	11,390

Total expenses	625,984	191,668
Less:
Fees waived and/or reimbursed by the Manager	(313,873)	(178,462)
Fees waived and/or reimbursed by the Administrator	(8,829)	—
Fees waived and/or reimbursed by Administrator — class specific	(4,106)	—
Transfer agent fees waived and/or reimbursed — class specific	(4,444)	(5,954)

Total expenses after fees waived and/or reimbursed	294,732	7,252

Net investment income	279,323	195,482

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	18,330	—
Investments — unaffiliated	1,031,247	(7,264)
Capital gain distributions from investment companies — affiliated	2	—
Futures contracts	(42,862)	—
Forward foreign currency exchange contracts	34,693	—
Foreign currency transactions	(15,283)	—
Swaps	(345,017)	—

	681,110	(7,264)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	78,207	—
Investments — unaffiliated	2,642,666	152,930
Futures contracts	(15,634)	—
Forward foreign currency exchange contracts	(42,800)	—
Foreign currency translations	(2,766)	—
Swaps	105,752	—

	2,765,425	152,930

Net realized and unrealized gain	3,446,535	145,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,725,858	$341,148

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Equity Strategies Fund		iShares Short-Term TIPS Bond Index Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$279,323	$375,123	$195,482	$85,830
Net realized gain (loss)	681,110	4,536,396	(7,264)	(73,767)
Net change in unrealized appreciation (depreciation)	2,765,425	(3,745,158)	152,930	3,041

Net increase in net assets resulting from operations	3,725,858	1,166,361	341,148	15,104

DISTRIBUTIONS(a)
Institutional	(214,954)	(1,397,181)	(17,864)	(46,383)
Investor A	(43,902)	(232,916)	(12,599)	(7,691)
Investor C	(697)	(20,011)	—	—
Class K	(109,593)	(1,760,590)	(165,345)	(31,488)

Decrease in net assets resulting from distributions to shareholders	(369,146)	(3,410,698)	(195,808)	(85,562)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,787,175	(27,821,715)	14,134,110	(1,380,816)

NET ASSETS
Total increase (decrease) in net assets	18,143,887	(30,066,052)	14,279,450	(1,451,274)
Beginning of year	13,848,466	43,914,518	3,290,149	4,741,423

End of year	$31,992,353	$13,848,466	$17,569,599	$3,290,149

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund
	Institutional

	Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
	2019	2018		2017

Net asset value, beginning of period	$9.53	$12.77		$10.24	$10.00

Net investment income(b)	0.14	0.17	(c)	0.18	0.23
Net realized and unrealized gain (loss)	2.07	(0.39)		3.27	2.00

Net increase (decrease) from investment operations	2.21	(0.22)		3.45	2.23

Distributions(d)
From net investment income	(0.01)	(2.43)		—	(0.46)
From net realized gain	(0.14)	(0.59)		(0.92)	(1.53)

Total distributions	(0.15)	(3.02)		(0.92)	(1.99)

Net asset value, end of period	$11.59	$9.53		$12.77	$10.24

Total Return(e)
Based on net asset value	23.15%	(1.59)%		33.72%	22.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.77%	2.47%		2.26%[i]	6.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.30%	1.28%		1.27%[i]	1.28	%(h)

Net investment income	1.25%	1.30	%(c)	1.37%[i]	2.37	%(h)

Supplemental Data
Net assets, end of period (000)	$18,706	$5,631		$36,318	$375

Portfolio turnover rate(j)	153%	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2019	2018	2017
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor A

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2019	2018	2017

Net asset value, beginning of period	$9.48	$12.76	$10.24	$10.00

Net investment income(b)	0.14	0.17 (c)	0.13	0.21
Net realized and unrealized gain (loss)	2.03	(0.43)	3.27	2.00

Net increase (decrease) from investment operations	2.17	(0.26)	3.40	2.21

Distributions(d)
From net investment income	—	(2.43)	—	(0.44)
From net realized gain	(0.12)	(0.59)	(0.88)	(1.53)

Total distributions	(0.12)	(3.02)	(0.88)	(1.97)

Net asset value, end of period	$11.53	$9.48	$12.76	$10.24

Total Return(e)
Based on net asset value	22.86%	(1.93)%	33.30%	21.94	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.06%	4.04%	3.45%	6.82	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.55%	1.56%	1.55%	1.54	%(h)

Net investment income	1.34%	1.40%	1.09%	2.14	%(h)

Supplemental Data
Net assets, end of period (000)	$4,492	$1,162	$87	$61

Portfolio turnover rate(j)	153%	254%	165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2019	2018	2017
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor C

	Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
	2019	2018		2017

Net asset value, beginning of period	$9.54	$12.75		$10.24	$10.00

Net investment income (loss)(b)	0.03	0.09	(c)	0.04	0.13
Net realized and unrealized gain (loss)	2.06	(0.43)		3.26	2.00

Net increase (decrease) from investment operations	2.09	(0.34)		3.30	2.13

Distributions(d)
From net investment income	—	(2.28)		—	(0.36)
From net realized gain	(0.06)	(0.59)		(0.79)	(1.53)

Total distributions	(0.06)	(2.87)		(0.79)	(1.89)

Net asset value, end of period	$11.57	$9.54		$12.75	$10.24

Total Return(e)
Based on net asset value	21.87%	(2.59)%		32.29%	21.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.03%	4.38%		4.12%	7.53	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.30%	2.31%		2.30%	2.30	%(h)

Net investment income (loss)	0.25%	0.73	%(c)	0.35%	1.38	%(h)

Supplemental Data
Net assets, end of period (000)	$143	$81		$84	$61

Portfolio turnover rate(j)	153%	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2019	2018	2017
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Class K

	Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
	2019	2018		2017

Net asset value, beginning of period	$9.53	$12.77		$10.24	$10.00

Net investment income(b)	0.14	0.24	(c)	0.17	0.24
Net realized and unrealized gain (loss)	2.06	(0.45)		3.28	1.99

Net increase (decrease) from investment operations	2.20	(0.21)		3.45	2.23

Distributions(d)
From net investment income	(0.01)	(2.44)		—	(0.46)
From net realized gain	(0.14)	(0.59)		(0.92)	(1.53)

Total distributions	(0.15)	(3.03)		(0.92)	(1.99)

Net asset value, end of period	$11.58	$9.53		$12.77	$10.24

Total Return(e)
Based on net asset value	23.08%	(1.49)%		33.73%	22.23	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.78%	3.14%		3.06%	6.48	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.25%	1.26%		1.25%	1.25	%(h)

Net investment income	1.26%	1.90	%(c)	1.39%	2.43	%(h)

Supplemental Data
Net assets, end of period (000)	$8,650	$6,975		$7,426	$5,956

Portfolio turnover rate(j)	153%	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2019	2018	2017
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional

	Year Ended December 31,				Period from 02/16/16 (a) to 12/31/16
	2019	2018	2017

Net asset value, beginning of period	$9.74	$9.95	$10.05		$10.00

Net investment income(b)	0.15	0.22	0.16		0.17
Net realized and unrealized gain (loss)	0.30	(0.16)	(0.08)		0.08

Net increase from investment operations	0.45	0.06	0.08		0.25

Distributions(c)
From net investment income	(0.21)	(0.26)	(0.18)		(0.19)
From net realized gain	—	(0.01)	—		(0.01)
From return of capital	—	—	(0.00	)(d)	—

From net investment income and net realized gain	(0.21)	(0.27)	(0.18)		(0.20)

Net asset value, end of period	$9.98	$9.74	$9.95		$10.05

Total Return(e)
Based on net asset value	4.66%	0.56%	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	3.24%	4.96%	5.07%		18.22	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.11%	0.09%	0.08%		0.09	%(g)

Net investment income	1.47%	2.19%	1.64%		1.91	%(g)

Supplemental Data
Net assets, end of period (000)	$721	$976	$3,348		$476

Portfolio turnover rate	45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A

	Year Ended December 31,				Period from 02/16/16 (a) to 12/31/16
	2019	2018	2017

Net asset value, beginning of period	$9.74	$9.95	$10.04		$10.00

Net investment income(b)	0.19	0.20	0.14		0.16
Net realized and unrealized gain (loss)	0.23	(0.18)	(0.07)		0.06

Net increase from investment operations	0.42	0.02	0.07		0.22

Distributions(c)
From net investment income	(0.19)	(0.22)	(0.16)		(0.17)
From net realized gain	—	(0.01)	—		(0.01)
From return of capital	—	—	(0.00	)(d)	—

Total distributions	(0.19)	(0.23)	(0.16)		(0.18)

Net asset value, end of period	$9.97	$9.74	$9.95		$10.04

Total Return(e)
Based on net asset value	4.39%	0.22%	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	3.36%	6.40%	6.24%		20.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.36%		0.36	%(g)

Net investment income	1.94%	2.00%	1.35%		1.81	%(g)

Supplemental Data
Net assets, end of period (000)	$737	$526	$256		$62

Portfolio turnover rate	45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K

	Year Ended December 31,				Period from 02/16/16 (a) to 12/31/16
	2019	2018	2017

Net asset value, beginning of period	$9.76	$9.95	$10.05		$10.00

Net investment income(b)	0.25	0.31	0.25		0.19
Net realized and unrealized gain (loss)	0.21	(0.25)	(0.16)		0.06

Net increase from investment operations	0.46	0.06	0.09		0.25

Distributions(c)
From net investment income	(0.24)	(0.24)	(0.19)		(0.19)
From net realized gain	—	(0.01)	—		(0.01)
From return of capital	—	—	(0.00	)(d)	—

Total distributions	(0.24)	(0.25)	(0.19)		(0.20)

Net asset value, end of period	$9.98	$9.76	$9.95		$10.05

Total Return(e)
Based on net asset value	4.72%	0.60%	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	2.14%	5.80%	2.82%		20.61	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.06%	0.06%		0.06	%(g)

Net investment income	2.55%	3.13%	2.45%		2.17	%(g)

Supplemental Data
Net assets, end of period (000)	$16,112	$1,788	$1,138		$904

Portfolio turnover rate	45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock FundsSM	BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional and Class K Shares	No		No		None
Investor A Shares	Yes	(a)	No	(b)	None
Investor C Shares	No		Yes	(C)	To Investor A Shares after approximately 10 years

(a)	Not applicable for Short-Term TIPS Bond Index.
(b)

Investor A Shares of Emerging Markets Equity Strategies may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(c)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) or certain borrowings that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, a Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. Short-Term TIPS Bond Index will distribute net investment income, if any, at least monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances,

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Equity Strategies pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets as follows:

Average Daily Net Assets	Advisory fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Emerging Markets Equity Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Asset Management North Asia Limited (“BAMNAL”), affiliates of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL for services they provide, for that portion of the applicable Fund for which they act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C(a)	0.25	0.75

(a)	Emerging Markets Equity Strategies.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Emerging Markets Equity Strategies	$10,183	$1,081	$11,264
Short-Term TIPS Bond Index	1,566	—	1,566

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of Emerging Markets Equity Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Administrator charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Administration Fees	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$2,000	$815	$21	$1,585	$4,421

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$191	$234	$51	$31	$507
Short-Term TIPS Bond Index	14	242	N/A	154	410

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Funds:

	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$5,761	$5,009	$290	$31	$11,091
Short-Term TIPS Bond Index	1,129	1,724	—	3,832	6,685

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Equity Strategies
Investor A	$1,357

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Emerging Markets Equity Strategies	$1,191
Short-Term TIPS Bond Index	87

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, Emerging Markets Equity Strategies waived $114 in investment advisory fees pursuant to these arrangements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Investor K
Emerging Markets Equity Strategies	1.30%	1.55%	2.30%	1.25%
Short-Term TIPS Bond Index	0.11	0.36	N/A	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended December 31, 2019, amounts included in the Statements of Operations were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Fees waived and/or reimbursed by the Manager	$312,568	$178,375
Administration fees waived	8,829	—

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as fees waived and/or reimbursed by administrator — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2019, class specific expense waivers are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$1,685	$815	$22	$1,584	$4,106

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$1,206	$2,971	$236	$31	$4,444
Short-Term TIPS Bond Index	713	1,410	—	3,831	5,954

With respect to the contractual expense limitation, if during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Funds’ investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 28, 2023 for Emerging Markets Equity Strategies and February 16, 2023 for Short-Term TIPS Bond Index Fund, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Emerging Markets Equity Strategies Fund
Fund Level	$351,901	$321,397
Institutional	—	2,891
Investor A	369	3,786
Investor C	95	258
Class K	1.529	1,615
Short-Term TIPS Bond Index Fund
Fund Level	$176,815	$178,375
Institutional	851	713
Investor A	993	1,410
Class K	824	3,831

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2019:

Expired December 31, 2019
Emerging Markets Equity Strategies Fund
Fund Level	$327,847
Institutional	8
Investor A	93
Investor C	66
Class K	1,486
Short-Term TIPS Bond Index Fund
Fund Level	$208,731
Institutional	791
Investor A	294
Class K	232

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for Short-Term TIPS Bond Index Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Short-Term TIPS Bond Index Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by Short-Term TIPS Bond Index Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Short-Term TIPS Bond Index Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Short-Term TIPS Bond Index Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by Short-Term TIPS Bond Index Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, Short-Term TIPS Bond Index Fund paid BIM $28 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust and are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$46,101,192	$—
U.S. Government Securities	—	14,878,381

Sales	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$32,393,051	$—
U.S. Government Securities	—	3,344,476

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the three years ended December 31, 2019, December 31, 2018 and December 31, 2017 and the period ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

			Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Ordinary income	12/31/19		$369,146	$195,808
	12/31/18	(a)	6,145,946	85,562
Long-term capital gains	12/31/19		—	—
	12/31/18	(a)	401,876	—

Total	12/31/19		$369,146	$195,808

	12/31/18		$6,547,822	$85,562

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Undistributed ordinary income	$196,631	$—
Non-expiring capital loss carryforwards(a)	—	(70,804)
Net unrealized gains(b)	879,624	85,417

	$1,076,255	$14,613

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the accounting for swap agreements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Tax cost	$31,735,849	$17,655,502

Gross unrealized appreciation	$1,970,229	$85,591
Gross unrealized depreciation	(1,074,195)	(1)

Net unrealized appreciation	$896,034	$85,590

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Funds could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchanged-traded futures and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,774,272	$19,907,526	1,830,278	$24,348,774
Shares issued in reinvestment of distributions	18,595	214,954	141,824	1,393,653
Shares redeemed	(769,628)	(8,666,374)	(4,226,030)	(56,351,780)

Net increase (decrease)	1,023,239	$11,456,106	(2,253,928)	$(30,609,353)

Investor A
Shares sold and automatic conversion of shares	700,603	$7,631,722	104,545	$1,267,654
Shares issued in reinvestment of distributions	3,668	42,146	24,353	229,396
Shares redeemed	(437,061)	(4,549,677)	(13,166)	(152,072)

Net increase	267,210	$3,124,191	115,732	$1,344,978

Investor C
Shares sold	4,190	$46,562	4,716	$59,783
Shares issued in reinvestment of distributions	60	697	1,728	16,514
Shares redeemed and automatic conversion of shares	(361)	(4,062)	(4,513)	(51,994)

Net increase	3,889	$43,197	1,931	$24,303

Class K
Shares sold	5,538	$57,681	—	$—
Shares issued in reinvestment of distributions	9,489	109,593	150,569	1,418,357
Shares redeemed	(374)	(3,593)	—	—

Net increase	14,653	$163,681	150,569	$1,418,357

Total Net Increase (decrease)	1,308,991	$14,787,175	(1,985,696)	$(27,821,715)

	Year Ended 12/31/19		Year Ended 12/31/18
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	73,179	$726,771	181,524	$1,786,148
Shares issued in reinvestment of distributions	1,693	16,821	3,746	36,973
Shares redeemed	(102,826)	(1,020,515)	(421,379)	(4,155,121)

Net decrease	(27,954)	$(276,923)	(236,109)	$(2,332,000)

Investor A
Shares sold	31,689	$314,229	40,675	$400,196
Shares issued in reinvestment of distributions	1,156	11,470	640	6,282
Shares redeemed	(12,993)	(128,981)	(13,026)	(129,031)

Net increase	19,852	$196,718	28,289	$277,447

Class K
Shares sold	1,911,631	$18,982,928	73,458	$718,634
Shares issued in reinvestment of distributions	14,352	142,600	909	8,946
Shares redeemed	(494,430)	(4,911,213)	(5,474)	(53,843)

Net increase	1,431,553	$14,214,315	68,893	$673,737

Total Net Increase (decrease)	1,423,451	$14,134,110	(138,927)	$(1,380,816)

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

As of December 31, 2019, shares of Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Equity Strategies	7,634	7,606	7,415	741,614
Short-Term TIPS Bond Index	5,000	5,000	N/A	90,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Short-Term TIPS Bond Index through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Management’s evaluation of the impact of all subsequent events on the Emerging Markets Equity Strategies financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 12, 2020, the Board approved a proposal to close Emerging Markets Equity Strategies to purchases and thereafter to liquidate the Fund. Accordingly, effective on April 14, 2020, the Fund will no longer accept purchase orders. On or about April 21, 2020, (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any interest holders on the Liquidation Date will be redeemed at the NAV per share and the Fund will then be terminated as a series of the Trust.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the period from February 29, 2016 (commencement of operations) through December 31, 2016 were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Qualified Dividend Income for Individuals(a)(b)	December 2019	61.68%	—
Foreign Source Income(b)	December 2019	10.02%	—
Foreign Taxes Paid Per Share(c)	December 2019	$0.021646
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(d)	December 2019	94.81%	—
	January — March 2019	—	100%
	April — December 2020		99.64%
Federal Obligation Interest(e)	January — December 2019	—	99.57%

(a)	The Funds hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(e)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowing for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	43

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc.,55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds, or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

BlackRock Fund Advisors(b)

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Emerging Markets Equity Strategies Fund.
(b)	For iShares Short-Term TIPS Bond Index Fund.

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report Currency

GBP	Great Britain Pound

MXN	Mexican Peso

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange Traded Funds

LIBOR	London Interbank Offered Rate

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	49

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Equity Strategies Fund	$58,548	$58,548	$0	$0	$25,400	$23,300	$0	$0
iShares Short-Term TIPS Index Fund	$20,808	$20,808	$0	$0	$16,000	$17,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or

2

overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

3

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Strategies Fund	$25,400	$23,300
iShares Short-Term TIPS Index Fund	$16,000	$17,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

4

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: March 6, 2020